                                                                   EXHIBIT 4.5.3

                                 THIRD AMENDMENT

         This THIRD AMENDMENT (the "Amendment") dated April 29, 1998 is entered into by and among QUORUM HEALTH GROUP, INC., a corporation organized under the laws of Delaware (the "Borrower"), the LENDERS referred to in the Credit Agreement (the "Lenders") and FIRST UNION NATIONAL BANK (f/k/a First Union National Bank of North Carolina) as Agent for the Lenders (hereinafter defined the "Agent").


                              STATEMENT OF PURPOSE

         The Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of April 22, 1997 (such agreement, as previously amended, and as further amended from time to time, herein referred to as the "Credit Agreement") pursuant to which the Lenders have agreed to extend certain credit facilities to the Borrower. Capitalized terms used in this Amendment not otherwise defined herein have the respective meanings attributed to such terms in the Credit Agreement.

         The Borrower has requested that the Lenders amend the Credit Agreement as more fully described below. Subject to the terms and conditions set forth below, the Lenders are willing to agree to the requested amendments.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Borrower, each of the Lenders and the Agent agree as follows:

         1. AMENDMENT TO SECTION 11.2(A). Section 11.2(a) of the Credit Agreement is hereby amended by deleting such Section 11.2(a) in its entirety and substituting the following in lieu thereof:

                           "(a) Acceleration; Termination of Facilities. Declare
                  the principal of and interest on the Loans, the Notes and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Agent under this Agreement or any of the other Loan Documents (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder, but excluding any amounts owed under any Hedging Agreement) and all other Obligations (other than amounts owed under any Hedging Agreement), to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in
                  Section 11.1(h) or (i) the Credit Facility shall be automatically terminated and all Obligations (other than amounts owed under any Hedging Agreement) shall automatically become due and payable."

         2. AMENDMENT TO SECTION 13.11. Section 13.11 of the Credit Agreement is hereby amended by inserting the following text immediately after the words "Loan Documents" in the second line of such Section 13.11:

                  "(other than Hedging Agreements, the terms and conditions of which may be amended, modified or waived by the parties thereto)"

         3. AGREEMENTS CONCERNING HEDGING AGREEMENTS. Notwithstanding anything to the contrary contained in the Credit Agreement, the parties hereto hereby agree that (a) any Hedging Agreement of the Borrower existing on the date hereof is hereby expressly permitted under the Credit Agreement; (b) any Hedging Agreement entered of the Borrower subsequent to the date hereof shall be permitted under the Credit Agreement; provided that each such Hedging Agreement is with a counterparty satisfactory to the Administrative Agent (unless the counterparty is (i) a Lender, (ii) an Affiliate of a Lender or (iii) an Eligible Assignee) and such Hedging Agreement is upon terms and conditions no less favorable than are generally available in the market; (c) all existing and future Hedging Agreements shall be subject to the provisions of Section 10.12 of the Credit Agreement; and (d) the Borrower shall not enter into or permit to exist any agreement with respect to an interest rate swap, collar, cap, floor or a forward rate agreement that does not constitute a Hedging Agreement under the definition thereof contained in the Credit Agreement.

         4.       CONDITIONS.

                  (a) The effectiveness of the Amendments set forth in Paragraphs 1 and 2 hereof shall be conditioned upon receipt by the Agent of a copy of this Amendment duly executed by the Agent, the Borrower and all of the Lenders.

                  (b) The effectiveness of the Amendments set forth in Paragraph 3 hereof shall be conditioned upon receipt by the Agent of a copy of this Amendment duly executed by the Agent, the Borrower and the Required Lenders.

         5. BRINGDOWN; REFERENCES TO CREDIT AGREEMENT. The Borrower hereby represents and warrants that (a) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except and to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing as of the date hereof. All references in the Loan Documents to "Credit Agreement" shall refer to the Credit Agreement as amended by this Amendment and as the Credit Agreement may be further amended from time to time.

         6. MISCELLANEOUS. Except as amended hereto, the Credit Agreement shall remain in full force and effect in accordance with its terms. This Amendment may be executed in one or more counterparts each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument and no single counterpart of this Amendment need be executed by all the parties hereto. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Amendment shall be governed by the laws of the State of North Carolina.




                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Amendment to Credit Agreement as of the date first above written.




                                      QUORUM HEALTH GROUP, INC.


                                      By: ______________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                      FIRST UNION NATIONAL BANK


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      TORONTO DOMINION (TEXAS), INC.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      SCOTIABANC INC.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      AMSOUTH BANK OF ALABAMA


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      CITICORP USA, INC.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



 [Third Amendment]

                                      SUNTRUST BANK, NASHVILLE, N.A.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________





                                      CORESTATES BANK, N.A.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________






                                      NATIONSBANK, N.A.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________





                                      MELLON BANK, N.A.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________

 [Third Amendment]

                                      BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      FLEET NATIONAL BANK


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      ABN AMRO BANK N.V.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      COOPERATIEVE CENTRALE RAIFFEISEN
                                      BOERENLEENBANK B.A.

                                      "RABOBANK NEDERLAND,"
                                      NEW YORK BRANCH


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________


[Third Amendment]

                                      NATIONAL CITY BANK OF KENTUCKY


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      UNION BANK OF CALIFORNIA, N.A.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      BANQUE PARIBAS


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      LTCB TRUST COMPANY


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      THE SUMITOMO BANK, LIMITED


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



[Third Amendment]

                                      CREDIT LYONNAIS NEW YORK BRANCH


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      BANK ONE, DAYTON, NA


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      THE SANWA BANK LIMITED,
                                      ATLANTA AGENCY


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      FBTC LEASING CORP.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      THE SUMITOMO TRUST AND
                                      BANKING CO., LTD.,
                                      NEW YORK BRANCH


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________





[Third Amendment]

                                      KREDIETBANK N.V.,
                                      GRAND CAYMAN BRANCH


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      FIRST TENNESSEE BANK
                                      NATIONAL ASSOCIATION


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      FIRST AMERICAN NATIONAL BANK


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      BANK OF TOKYO - MITSUBISHI
                                      TRUST COMPANY


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



 [Third Amendment]